SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-Oct-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-Oct-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-Oct-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-Oct-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-Oct-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    259,995,931    6,943,349    1.48000%       342,039
 A-2  160,500,000    152,434,354    2,660,695    1.48000%       200,536
 A-3  48,000,000     44,331,513     1,210,160    1.29000%       50,833
 A-4  25,000,000     25,000,000         0        1.60000%       35,556
A-IO  236,452,500    224,019,236        0        6.88000%      1,576,359
 M-1  34,500,000     34,500,000         0        1.98000%       60,720
 M-2  27,000,000     27,000,000         0        2.99000%       71,760
 M-3   6,000,000      6,000,000         0        3.97000%       21,173
 B-1  10,500,000     10,500,000         0        4.62000%       43,120
 B-2   7,500,000      7,500,000         0        5.12000%       34,133
 B-3   6,000,000      6,000,000         0        5.62000%       29,973
  X   600,000,050    577,349,896        0                          0
  R       50              0             0        1.48000%          0
Total 600,000,050    573,261,797   10,814,204                  2,466,203

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         7,285,389         0      253,052,581
 A-2      N/A         2,861,231         0      149,773,659
 A-3      N/A         1,260,994         0       43,121,353
 A-4      N/A          35,556           0       25,000,000
A-IO      N/A         1,576,359         0      218,990,631
 M-1      0.00         60,720           0       34,500,000
 M-2      0.00         71,760           0       27,000,000
 M-3      0.00         21,173           0       6,000,000
 B-1      0.00         43,120           0       10,500,000
 B-2      0.00         34,133           0       7,500,000
 B-3      0.00         29,973           0       6,000,000
  X       N/A             0             0      567,861,747
  R       N/A             0             0           0
Total     0.00       13,280,407         0      562,447,593

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     25.24854338   1.24377851  26.49232189
 A-2   22541N3M9     16.57753763   1.24944461  17.82698224
 A-3   22541N3N7     25.21167188   1.05903063  26.27070250
 A-4   22541N3P2     0.00000000    1.42222240   1.42222240
A-IO   22541N3Q0     0.00000000    6.66670355   6.66670355
 M-1   22541N3S6     0.00000000    1.76000000   1.76000000
 M-2   22541N3T4     0.00000000    2.65777778   2.65777778
 M-3   22541N5J4     0.00000000    3.52888833   3.52888833
 B-1   22541N3U1     0.00000000    4.10666667   4.10666667
 B-2   22541N3V9     0.00000000    4.55111067   4.55111067
 B-3   22541N3W7     0.00000000    4.99555500   4.99555500
  X    22541N3X5     0.00000000    0.00000000   0.00000000
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    920.19120469
 A-2  0.00000000    933.16921414
 A-3  0.00000000    898.36151333
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    926.15062498
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    946.43616608
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  311,657,926  265,691,970     577,349,896
     Scheduled Principal               245,166      211,661         456,826
     Prepayments (Incls Curtail)     5,846,779    3,184,544       9,031,323
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      6,091,945    3,396,205       9,488,149
     Net Realized Losses                     0            0               0
Ending Balance                     305,565,981  262,295,766     567,861,747
Ending Count                             2,295        1,734           4,029

Aggregate End Coll Bal             305,565,981  262,295,766     567,861,747

Ending Overcollateralization Amount                               5,414,154

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,893,965    1,625,740       3,519,705
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,893,965    1,625,740       3,519,705
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                          124,349      107,368         231,717
Trustee Fee                              1,169          996           2,165
Credit Risk Manager Fee                  4,545        3,875           8,420
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,508        3,337           8,845

Current Advances as of determination date                         1,044,528
Outstanding Advances  (end of prior calendar month)                 872,145

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     47             5,588,332     20         2,638,814
Grp 2     32             5,337,241      7         1,311,591
Total     79            10,925,573     27         3,950,406
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      4               546,422
Grp 2      3               337,419
Total      7               883,841
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,295         305,565,981
Grp 2    1,734         262,295,766
Total    4,029         567,861,747

     Foreclosure
Grp 1    Count              Balance
Grp 2     32             4,179,140
Total     33             4,658,760
          65             8,837,900
     Bankruptcy
         Count              Balance
Grp 1     16             2,321,640
Grp 2     10             1,654,120
Total     26             3,975,760

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         54
Prin Bal of Loans for which Prepay Prems were collected           8,017,189
Current amount of Prepayment Premiums                               291,982

Current Delinquency Rate (60+days)                                  3.10778%
Rolling Three Month Delinquency Rate (60+days)                      2.06345%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     344
Weighted Average Gross Coupon of Mortgage Loans                     7.79804%
Weighted Average Net Coupon of Mortgage Loans                       7.27604%

Aggregate number of Mortgage Loans in the pool                        4,029

Senior Enhancement Percentage                                      16.55636%

Net Excess Spread                                                   3.03944%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            2,511,902


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee